Research and development costs	3 Months Ended
Mar. 31, 2023
Research and Development costs
Research and Development Costs

14. Research and development costs

Research and development costs amount to € 6,060,000 for the three month period ended March 31, 2023 (three month period ended March 31, 2022: € 13,367,000) and are comprised of allocated employee costs including share-based payments, the costs of materials and laboratory consumables, outsourced activities, license and intellectual property costs and other allocated costs. Research and development costs decreased by € 7,307,000 compared to the same period in the prior year, mainly because the Company’s ophthalmology clinical trials were wound down and are no longer active in the first quarter of 2023, whereas they were ongoing in the first quarter of 2022.